SUPPLEMENT NO. 1
dated March 7, 2005
to the Statement of Additional Information dated February 1, 2005 for the TIAA-CREF Institutional Mutual Funds

The following disclosure supplements the information in the “Additional Information” section of the Statement of Additional Information:

     In November 2004, TIAA and the TIAA-CREF Funds initiated a request for proposal process to seek accounting firms with the requisite capacity and expertise to perform their respective 2005 audits, which was recently completed. In connection with this process, Professor Martin J. Gruber, the Chairman of the TIAA-CREF Funds, informed the Boards of the TIAA-CREF Funds that in 1999, he entered into a one-year contract to participate in an academic advisory program sponsored by a non-auditing practice of E&Y. The purpose of the program was to organize conferences, develop publications, and consult on engagements as an expert in his field. Professor Gruber advised the Boards of the TIAA-CREF Funds that the program was ended before it was launched and the contract expired in 2000.

     Based on the facts described above, the Audit Committees of TIAA, the TIAA-CREF Funds, and E&Y, determined that Professor Gruber’s contract did not impair the audit independence of E&Y’s audit work for TIAA-CREF or the integrity or objectivity of the respective audits. But in keeping with TIAA-CREF’s current standards of auditor independence, Professor Gruber resigned from the Boards of the TIAA-CREF Funds. Nancy L. Jacob has been elected as Chairman of the Boards of the TIAA-CREF Funds.

     On February 28, 2005, TIAA and the TIAA-CREF Funds determined and E&Y agreed that the audit relationship between E&Y and TIAA, and the TIAA-CREF Funds will cease. E&Y will complete its audit work for TIAA and the TIAA-CREF Funds for their respective 2004 audits.

     At a meeting held on February 28, 2005, the Audit Committees of TIAA and the TIAA-CREF Funds, along with the respective Boards of Trustees, approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for these entities for their 2005 audits effective upon completion of PricewaterhouseCoopers’ customary client acceptance procedures and execution of an engagement letter.

A11001 03/05